Exhibit 10.1

THIRD OMNIBUS AMENDMENT TO LOAN DOCUMENTS
AND REAFFIRMATION AGREEMENT

This THIRD OMNIBUS AMENDMENT TO LOAN DOCUMENTS AND REAFFIRMATION AGREEMENT, dated as of March 23, 2018 (this “Amendment and Reaffirmation”), is entered into by and among CALENCE, LLC, a Delaware limited liability company, INSIGHT DIRECT USA, INC., an Illinois corporation, INSIGHT PUBLIC SECTOR, INC., an Illinois corporation (each a “Reseller” and collectively, the “Resellers”), INSIGHT ENTERPRISES, INC., a Delaware corporation (“Parent Guarantor”), INSIGHT CANADA HOLDINGS, INC., f/k/a Insight Canada, Inc., INSIGHT NORTH AMERICA, INC., INSIGHT DIRECT WORLDWIDE, INC., INSIGHT RECEIVABLES HOLDING, LLC and INSIGHT TECHNOLOGY SOLUTIONS, INC. (collectively, the “Subsidiary Guarantors” and, together with the Resellers and the Parent Guarantor, the “Reaffirming Parties”), WELLS FARGO CAPITAL FINANCE, LLC, successor by merger to Castle Pines Capital LLC, a Delaware limited liability company as Administrative Agent, Collateral Agent, Syndication Agent, and Administrative Agent (“WFCF”, or the “Agent” as the context may require). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Existing Credit Agreement (as defined below).

WHEREAS, the Resellers, the Lenders and the Agent have entered into the Second Amended and Restated Credit Agreement dated as of June 23, 2016 (as the same may have been amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, Parent Guarantor and WFCF have entered into the Amended and Restated Parent Guaranty dated as of April 26, 2012 (as the same has been amended, supplemented or otherwise modified prior to the date hereof, the “Parent Guaranty”);

WHEREAS, the Subsidiary Guarantors and WFCF have entered into the Amended and Restated Subsidiary Guaranty dated as of April 26, 2012 (as the same has been amended, supplemented or otherwise modified prior to the date hereof, the “Subsidiary Guaranty”, and together with the Parent Guaranty, the “Reaffirmed Guaranties”);

WHEREAS, this Amendment and Reaffirmation is being executed and delivered pursuant to Section 17.2 of the Existing Credit Agreement; and

WHEREAS, the Parent Guarantor and Subsidiary Guarantors wish to reaffirm the terms and conditions of the Reaffirmed Guaranties to which they are a party.

NOW, THEREFORE, in consideration of the premises set forth above, the parties hereto hereby agree as follows:

1.	Amendment to Exhibit A. Subject to the satisfaction of the conditions set forth in Section 5 below, Exhibit A of the Existing Credit Agreement is deleted in its entirety and replaced with the Exhibit A attached to this Amendment and Reaffirmation.

2.	Amendments to Exhibit B. Subject to the satisfaction of the conditions set forth in Section 5 below, the parties hereby agree to the following amendments to Exhibit B and the preamble, as applicable, to the Existing Credit Agreement:

A. The definition of “Administrative Agents” is amended by replacing the current definition with the following new definition:

“Administrative Agent – means Wells Fargo Capital Finance, LLC, a Delaware limited liability company, in its capacity as an Administrative Agent under this Agreement, and its successors and assigns in such capacity.”

B. The definition of “Aggregate Channel Finance Loan Facility Limit” is amended by replacing (1) the words “Three Hundred Twenty-Five Million Dollars” with “Four Hundred Million Dollars”, and (2) the parenthetical dollar amount “($325,000,000)”, with “($400,000,000)”.

C. The definition, “Commitment” is amended by replacing the last sentence thereof with the following: “The aggregate amount of the Commitments on the Third Amendment Effective Date is $400,000,000”

D. The defined term “CPC” is amended by replacing “CPC” with “WFCF”.

E. The definition “Reseller(s)” in Exhibit B to the Existing Credit Agreement is amended by replacing the existing definition with the following new definition:

“Reseller(s) – means Calence, LLC, a Delaware limited liability company, Insight Direct USA, Inc., an Illinois corporation, Insight Public Sector, Inc., an Illinois corporation.”

F. The following definition is added to Exhibit B of the Existing Credit Agreement in the appropriate alphabetical order therein:

“Third Amendment Effective Date’ means March 23, 2018.”

3.	Amendment to clause (a) of Section 3.3. Subject to the satisfaction of the conditions set forth in Section 5 below, the parties hereby agree to amend clause (a) of Section 3.3 of the Existing Credit Agreement by replacing the dollar amount “$25,000,000”in the third sentence, with “$0”.

4.	Reaffirmation of Reaffirmed Guaranties. Without in any way establishing a course of dealing by the Agent or any Lender, the Parent Guarantor and Subsidiary Guarantors reaffirm the terms and conditions of the Reaffirmed Guaranties to which they are a party and acknowledge and agree that the Reaffirmed Guaranties remain in full force and effect and are hereby reaffirmed, ratified and confirmed. Each Reaffirming Party represents and warrants that each representation and warranty made by such Reaffirming Party in each Reaffirmed Guaranty to which it is a party is true and correct on and as of the date hereof in all material respects (except to the extent such representation and warranty expressly relates to an earlier date, in which case such representation and warranty was true and correct in all material respects as of such earlier date).

5.	Conditions of Effectiveness. The effectiveness of this Amendment and Reaffirmation is subject to the following conditions precedent:

(a) the Agent shall have received counterparts of this Amendment and Reaffirmation duly executed by the Resellers, the Parent Guarantor, the Subsidiary Guarantors and the Lenders required to execute and deliver this Amendment and Reaffirmation in order to give effect hereto;

(b) the Agent shall have received such Secretary Certificates and Resolutions of the Loan Parties as are customary for transactions of this type;

(c) the Agent shall have received current UCC searches for each Loan Party in such Loan Party’s state of organization, as follows (a) Insight Canada Holdings, Inc., Insight Direct Worldwide, Inc., and Insight North America, Inc., Arizona; (b) Calence, LLC, Insight Enterprises, Inc., and Insight Technology Solutions, Inc., Delaware; and (c) Insight Public Sector, Inc., Insight Direct USA, Inc., and Insight Receivables Holding, LLC, Illinois; and

(d) Resellers shall have paid all documented out-of-pocket expenses and reasonable attorney fees incurred by the Agent in connection with the transactions evidenced by this Amendment and Reaffirmation to the extent invoiced prior to the Third Amendment Effective Date.

6.	Effect on the Existing Credit Agreement.

(a) Upon the effectiveness of this Amendment and Reaffirmation, on and after the date hereof, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Existing Credit Agreement, as amended and modified hereby.

(b) Except as expressly set forth herein, (i) the execution, delivery and effectiveness of this Amendment and Reaffirmation shall neither operate as a waiver of any rights, power or remedy of the Agents or the Lenders under the Existing Credit Agreement or any other documents executed in connection with the Existing Credit Agreement, nor constitute a waiver of any provision of the Existing Credit Agreement nor any other document executed in connection therewith and (ii) the Existing Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith and are hereby ratified and confirmed.

7.	Governing Law. This Amendment and Reaffirmation shall be construed in accordance with and governed by the law of the State of New York.

8.	Headings. Section headings in this Amendment and Reaffirmation are included herein for convenience of reference only and shall not constitute part of this Amendment and Reaffirmation.

9.	Counterparts. This Amendment and Reaffirmation may be executed in any number of counterparts and by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement. This Amendment and Reaffirmation shall become effective upon the execution of a counterpart hereof by each of the parties hereto. Delivery of an executed counterpart of a signature page of this Amendment and Reaffirmation by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment and Reaffirmation.

10.	Consent to Amendment of Intercreditor Agreement. By its signature below, each Lender party hereto hereby consents to the amendment of the JPMorgan Bank Intercreditor Agreement to permit the increase in the Aggregate Channel Finance Loan Facility Limit as contemplated herein.

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IN WITNESS WHEREOF, this Amendment and Reaffirmation has been duly executed and delivered on the date first above written.

CALENCE, LLC, as a Reseller

By: /s/ Lynn Willden—
Name: Lynn Willden
Title: Treasurer

INSIGHT DIRECT USA, INC., as a Reseller

By: /s/ Lynn Willden—
Name: Lynn Willden
Title: Treasurer

INSIGHT PUBLIC SECTOR, INC., as a Reseller

By: /s/ Lynn Willden—
Name: Lynn Willden
Title:

INSIGHT ENTERPRISES, INC., as Parent Guarantor

By: /s/ Lynn Willden—
Name: Lynn Willden
Title: Treasurer

INSIGHT CANADA HOLDINGS, INC., as Subsidiary Guarantor

By: /s/ Lynn Willden—
Name: Lynn Willden
Title: Treasurer

INSIGHT NORTH AMERICA, INC., as Subsidiary Guarantor

By: /s/ Lynn Willden—
Name: Lynn Willden
Title: Treasurer

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INSIGHT DIRECT WORLDWIDE, INC., as Subsidiary Guarantor

By: /s/ Lynn Willden—
Name: Lynn Willden
Title: Treasurer

INSIGHT RECEIVABLES HOLDING, LLC, as Subsidiary

Guarantor

By: /s/ Lynn Willden—
Name: Lynn Willden
Title: Treasurer

INSIGHT TECHNOLOGY SOLUTIONS, INC., as Subsidiary Guarantor

By: /s/ Lynn Willden—
Name: Lynn Willden
Title: Treasurer

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ACKNOWLEDGED AND AGREED:

WELLS FARGO CAPITAL FINANCE, LLC

as Administrative Agent, Collateral Agent and as a Lender

By: /s/ John Hanley—
Name: John Hanley
Title: Senior Vice President

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BRANCH BANKING AND TRUST COMPANY,

as a Lender,

By: /s/ Vicount Cornwall
Name: Vicount Cornwall
Title: Senior Vice President

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BANK OF AMERICA, N.A.,

as a Lender,

By: /s/ Alain Pelanne
Name: Alain Pelanne
Title: Vice President

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ZB, N.A. dba NATIONAL BANK OF ARIZONA,

as a Lender,

By: /s/ Sabina Aaronson
Name: Sabina Aaronson
Title: Vice President

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BANK OF THE WEST,

as a Lender,

By: /s/ Scott Bruni
Name: Scott Bruni
Title: Vice President

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BOKF, NA d/b/a BANK OF ARIZONA,

as a Lender,

By: /s/ James Wessel
Name: James Wessel
Title: Senior Vice President

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COMERICA BANK,

as a Lender,

By: /s/ Joel Makolin
Name: Joel Makolin
Title: Vice President

EXHIBIT A
LENDERS’ FACILITIES AND PRO-RATA SHARES

	Channel Finance Loan
Lender	Facility	Pro-Rata Shares
Wells Fargo Capital Finance LLC	$238,153,846.15	59.54%

Bank of America, N.A.	$43,076,923.08	10.77%

National Bank of Arizona	$30,769,230.77	7.69%

Bank of the West	$27,692,307.70	6.92%

BOKF, NA d/b/a Bank of Arizona	$20,923,076.92	5.23%

Branch Bank & Trust	$20,923,076.92	5.23%

Comerica Bank	$18,461,538.46	4.62%

All Lenders	$400,000,000	100.000%